As filed with the Securities and Exchange Commission on July 19, 2000 Registration No. [[______________]].

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933


                               OVERLAND DATA, INC.
             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                                      95-3535285
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
of Incorporation or Organization)

8975 BALBOA AVENUE, SAN DIEGO, CA                        92123-1599
(Address of Principal Executive Offices)                 (Zip Code)


                               OVERLAND DATA, INC.
             FIRST AMENDMENT TO 1997 EXECUTIVE STOCK OPTION PLAN
                   SECOND AMENDMENT TO 1995 STOCK OPTION PLAN
             FIRST AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)


                                 SCOTT MCCLENDON
                             CHIEF EXECUTIVE OFFICER
                               OVERLAND DATA, INC.
                               8975 BALBOA AVENUE
                            SAN DIEGO, CA 92123-1599
                     (Name and Address of Agent For Service)


                                  858/571-5555
                     (Telephone Number, Including Area Code,
                             of Agent For Service)


                                 With a copy to:
                             Carlos D. Heredia, Esq.
                             Morrison & Foerster LLP
                             12636 High Bluff Drive
                                    Suite 300
                            San Diego, CA 92130-2071

--------------------------------------------------------------------------------


                        Calculation of Registration Fee

--------------------------------------------------------------------------------------------------
Title of Securities        Number of        Proposed           Proposed           Amount of
to be Registered           shares to be     Maximum            Maximum            Registration
                           Registered       Offering Price     Aggregate          Fee*
                                            Per Share*         Offering Price*
--------------------------------------------------------------------------------------------------
  First Amendment to
    1997 Executive Stock
    Option Plan


    Common Stock            800,000            $11.875          $9,500,000          $2,508.00
--------------------------------------------------------------------------------------------------
  Second Amendment to
    1995 Stock Option
    Plan


    Common Stock            863,370            $11.875          $10,252,518         $2,706.66
--------------------------------------------------------------------------------------------------
  First Amendment to
    1996 Employee Stock
    Purchase Plan


    Common Stock            271,000             $11.875          $3,218,125           $849.59
--------------------------------------------------------------------------------------------------

* Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933 on the basis of the average high and low price per share of the Common Stock of Overland Data, Inc. on the Nasdaq National Market on July 12, 2000.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                      Part I

                     INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

           The documents containing the information specified in Part I of Form S8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

           Overland  Data,  Inc.  (the  "REGISTRANT")   hereby  incorporates  by
reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC").

           (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the SEC on September 27, 1999, pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), which includes audited financial statements for the Registrant's latest fiscal year.

           (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, December 31, 1999 and September 30, 1999, filed with the SEC pursuant to Section 13(a) of the Exchange Act.

           (c) The Registrant's Current Reports on Form 8-K filed with the SEC on January 21, 2000, and March 8, 2000, and the Registrant's Current Report on Form 8-K/A filed with the SEC on May 5, 2000.

           (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the SEC on January 29, 1997, including any amendment or report filed for the purpose of updating such description.

           All documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment, which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

           Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document, which also is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES

           Not Applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL

           Not Applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTOR AND OFFICERS

           Sections 204(a)(10), 204(a)(11), 204.5 and 317 of the California Corporations Code permit a corporation to indemnify its directors, officers, employees and other agents in terms sufficiently broad to permit indemnification (including reimbursement for expenses) under certain circumstances for liabilities arising under the Securities Act.

           The Registrant's Articles of Incorporation (the "ARTICLES") and Bylaws (the "BYLAWS") provide for the indemnification of directors and officers to the maximum extent permitted by the California Corporations Code and authorize the indemnification by the Registrant of other officers, employees and other agents as set forth in the California Corporations Code. The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the Articles and the Bylaws.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED

           Not Applicable.

ITEM 8.    EXHIBITS

EXHIBIT  NO.          DESCRIPTION
5.1                   Opinion of Morrison & Foerster LLP as to the legality of the securities being registered.

23.1                  Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Morrison & Foerster LLP (contained in the opinion of counsel filed as Exhibit 5.1 to this Registration Statement).

24.1                  Power of Attorney (set forth on the signature page of this Registration
                      Statement).

99.1                  First Amendment to 1997 Executive Stock Option Plan of Overland Data, Inc.

99.2                  Second Amendment to 1995 Stock Option Plan of Overland Data, Inc.

99.3                  First Amendment to 1996 Employee Stock Purchase Plan of Overland Data, Inc.

ITEM 9.    UNDERTAKINGS

           A.  The undersigned Registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement;

               (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the offering.

           B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 above or otherwise, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 19, 2000.

                                            OVERLAND DATA, INC.



                                            By: /S/ SCOTT MCCLENDON
                                                 Scott McClendon
                                                 Chief Executive Officer

           POWER OF ATTORNEY AND ADDITIONAL SIGNATURES

           Each person whose signature appears below constitutes and appoints Scott McClendon, Martin D. Gray and Vernon A. LoForti, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue thereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                                 Title                           Date
--------------------------------      -------------------------------------   --------------------
      /s/ Scott McClendon
--------------------------------
        Scott McClendon               Chairman of the Board and               July 19, 2000
                                      Chief Executive Officer

      /s/ Martin D. Gray
--------------------------------
        Martin D. Gray                Vice President, Chief Technical         July 19, 2000
                                      Officer, Assistant Secretary and
                                      Director

     /s/ Vernon A. LoForti
--------------------------------
       Vernon A. LoForti              Vice President, Chief Financial         July 19, 2000
                                      Officer and Secretary

       /s/ Peter Preuss
--------------------------------
         Peter Preuss                 Director                                July 19, 2000


       /s/ John A. Shane
--------------------------------
         John A. Shane                Director                                July 19, 2000


      /s/ Robert A. Degan
--------------------------------
        Robert A. Degan               Director                                July 19, 2000


                                 EXHIBIT TABLE

EXHIBIT  NO.          DESCRIPTION
5.1                   Opinion of Morrison & Foerster LLP as to the legality of the securities being registered.

23.1                  Consent of PricewaterhouseCoopers LLP.

23.2 Consent of Morrison & Foerster LLP (contained in the opinion of counsel filed as Exhibit 5.1 to this Registration Statement).

24.1                  Power of Attorney (set forth on the signature page of this Registration
                      Statement).

99.1                  First Amendment to 1997 Executive Stock Option Plan of Overland Data, Inc.

99.2                  Second Amendment to 1995 Stock Option Plan of Overland Data, Inc.

99.3                  First Amendment to 1996 Employee Stock Purchase Plan of Overland Data, Inc.
